Exhibit 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to Amended and Restated Credit Agreement (this “Sixth Amendment”) is made as of October 3, 2012, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance and GEM, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Original Guarantors and each individually, an “Original Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) party hereto (each, a “Lender” and collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Original Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, pursuant to Section 2.13(a) of the Credit Agreement, the Borrowers had the right at any time from and after the Alliance Acquisition Effective Date, to request an increase in the Aggregate WC Commitment by an amount not exceeding $100,000,000;

WHEREAS, on September 11, 2012 the Borrowers requested that the Aggregate WC Commitment be increased by $100,000,000 and in connection therewith, and pursuant to the terms and conditions of Section 2.13 of the Credit Agreement, certain Lenders agreed to increase their respective WC Commitments and, effective October 3, 2012, the Aggregate WC Commitment was so increased by $100,000,000;

WHEREAS, the Borrowers have requested the ability to request additional increases in the Aggregate WC Commitment from time to time from and after the date hereof in an aggregate amount not to exceed $100,000,000, subject to compliance with the terms and conditions of the Credit Agreement, including, without limitation, the provisions of Section 2.13 thereof;

WHEREAS, in connection with such request, the Loan Parties, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 2 of the Credit Agreement.  Section 2.13(a) of the Credit Agreement is hereby amended by deleting the words “the Borrowers may from time to time from and after the Alliance Acquisition Effective Date, request an increase in the Aggregate WC Commitments by an amount (for all such requests) not exceeding $100,000,000” which appear in Section 2.13(a) and substituting in place thereof the words “the Borrowers may from time to time from and after October 4, 2012, request an increase in the Aggregate WC Commitments by an amount (for all such requests) not exceeding $100,000,000”.

§2.  Conditions to Effectiveness.This Sixth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of fully-executed original counterparts of this Sixth Amendment executed by the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the required Lenders.

§3.                               Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Sixth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§4.                               Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Sixth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Sixth Amendment shall constitute a Loan Document.

§5.                               No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.                               Counterparts.  This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.                               Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLEN HES CORP.

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

GLP FINANCE CORP.

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
	Title:	Treasurer

GLOBAL GP LLC

By:	/s/ Daphne H. Foster
	Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michelle D. Diggs
Name:	Michelle D. Diggs
Title:	Agency Management Officer

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Paul V. Phelan
Name:	Paul V. Phelan
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel Grondin
Name:	Daniel Grondin
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Chad Clark
Name:	Chad Clark
Title:	Managing Director

By:	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Vice President

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Patricia Doyle
Name:	Patricia Doyle
Title:	Director

By:	/s/ Robert K. Peddington
Name:	Robert K. Peddington
Title:	Credit Documentation Manager

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/ Suzanne Durney
Name:	Suzanne Durney
Title:	Managing Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ Daniela Hofer-Gautschi
Name:	Daniela Hofer-Gautschi
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

By:	/s/ Michel Kermarrec
Name:	Michel Kermarrec
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Debbi Brito
Name:	Debbi Brito
Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Astrid Wilke
Name:	Astrid Wilke
Title:	Group Vice President

By:	/s/ Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Name:	Carol Carver
Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Carla Gray
Name:	Carla Gray
Title:	Director

By:	/s/ David Pershad
Name:	David Pershad
Title:	Managing Director

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as a Lender

By:	/s/ Nikolas Voutfug
Name:	Nikolas Voutfug
Title:	Senior Vice President

By:	/s/ Daniel Teschuen
Name:	Daniel Teschuen
Title:	Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Eric Searls
Name:	Eric Searls
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

DEUTSCHE BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Juan J. Mejia
Name:	Juan J. Mejia
Title:	Director

TD BANK, N.A., as a Lender

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

PEOPLE’S UNITED BANK, as a Lender

By:	/s/ Matthew Leighton
Name:	Matthew Leighton
Title:	Vice President

FLAGSTAR BANK, FSB, as a Lender

By:	/s/ James B. Daley
Name:	James B. Daley
Title:	Assistant Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Authorized Signer

BLUE HILLS BANK, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Chan K Park
Name:	Chan K Park
Title:	Managing Director

FIRST NIAGARA BANK, N.A. as a Lender

By:	/s/ Robert Dellatorre
Name:	Robert Dellatorre
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Sixth Amendment as of October 3, 2012, and agrees that each of (a) the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Global GP LLC and (b) the Guaranty dated as of March 1, 2012 (as amended and in effect from time to time, the “Alliance Guaranty”) from each of Alliance Retail LLC and Bursaw Oil LLC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty and the Alliance Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

ALLIANCE RETAIL LLC

By:	/s/ Daphne H. Foster
	Title:	Treasurer

BURSAW OIL LLC

By:	/s/ Daphne H. Foster
	Title:	Treasurer